                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: July 13, 1999
                                         -------------
                       (Date of earliest event reported)



                          HELLER FUNDING CORPORATION
                          --------------------------
                HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-1
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



              333-30207                                 36-4165546
              ---------                                 ----------
       (Commission File Number)             (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                  60661
-----------------------------------------                  -----
(Address of principal executive offices)                (Zip Code)


                                 (312) 441-7246
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.    Other Events
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Attached, for the Distribution Date of July 13, 1999, is the Monthly Report, filed as Exhibit 99.

Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

(c) Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of July 13, 1999.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 22, 1999
       -------------



                                                HELLER FUNDING CORPORATION



                                                By: /s/ Julia S. Landes
                                                    ---------------------
                                                    Julia S. Landes
                                                Title: Vice President

                                 EXHIBIT INDEX

Exhibit
Number    Document Description
------    --------------------
    99    Heller Funding Corporation - Monthly Report for the Distribution Date
          of July 13, 1999.